EXHIBIT 10.1





ADOPTION AGREEMENT

                                                For Appalachian Bancshares, Inc.
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[GRAPHIC OMITTED]


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                              Employees' Savings & Profit Sharing Plan and Trust
                                                Client No. D60

                               ADOPTION AGREEMENT
                                       FOR
                          APPALACHIAN BANCSHARES, INC.
               EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST




Name of Employer:           Appalachian Bancshares, Inc.
                           ---------------------------------------------------------------------------------------------

Address:                    829 Industrial Blvd., P.O. Box G Ellijay, GA   30540
                           ---------------------------------------------------------------------------------------------

Telephone Number:           (706) 276-8000                       FAX (706) 276-8005
                           ---------------------------------------------------------------------------------------------

Contact Person:             Ms. Jeanette Roshau, Administrative Assistant
                           ---------------------------------------------------------------------------------------------

Name of Plan:              Appalachian Bancshares, Inc. Employees' Savings & Profit Sharing Plan
                           ---------------------------------------------------------------------------------------------
                           and Trust


THIS ADOPTION AGREEMENT, upon execution by the Employer and the Trustee, and subsequent approval by a duly authorized representative of Pentegra Services, Inc. (the "Sponsor"), together with the Sponsor's Employees' Savings & Profit Sharing Plan and Trust Agreement (the "Agreement"), shall constitute the Appalachian Bancshares, Inc. Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The terms and provisions of the Agreement are hereby incorporated herein by this reference; provided, however, that if there is any conflict between the Adoption Agreement and the Agreement, this Adoption Agreement shall control.

The elections hereinafter made by the Employer in this Adoption Agreement may be changed by the Employer from time to time by written instrument executed by a duly authorized representative thereof; but if any other provision hereof or any provision of the Agreement is changed by the Employer other than to satisfy the requirements of Section 415 or 416 of the Internal Revenue Code of 1986, as amended (the "Code"), because of the required aggregation of multiple plans, or if as a result of any change by the Employer the Plan fails to obtain or retain its tax-qualified status under Section 401(a) of the Code, the Employer shall be deemed to have amended the Plan evidenced hereby and by the Agreement into an individually designed plan, in which event the Sponsor shall thereafter have no further responsibility for the tax-qualified status of the Plan. However, the Sponsor may amend any term, provision or definition of this Adoption Agreement or the Agreement in such manner as the Sponsor may deem necessary or advisable from time to time and the Employer and the Trustee, by execution hereof, acknowledge and consent thereto. Notwithstanding the foregoing, no amendment of this Adoption Agreement or of the Agreement shall increase the duties or responsibilities of the Trustee without the written consent thereof.

    I.     Effect of Execution of Adoption Agreement

           The Employer, upon execution of this Adoption Agreement by a duly authorized representative thereof, (choose 1 or 2):

           1. Establishes as a new plan the Appalachian Bancshares, Inc. Employees' Savings & Profit
                       Sharing Plan and Trust, effective __________________ _________, 200__ (the "Effective Date")

           2. X Amends its existing defined contribution plan and trust Appalachian Bancshares, Inc. Section 401(k) Profit Sharing Plan dated May 1, 2001, in its entirety into the Appalachian Bancshares, Inc. Employees' Savings & Profit Sharing Plan and Trust, effective October 1, 2001 , except as otherwise provided herein or in the Agreement (the "Effective Date").

   II.     Definitions

           A. "Compliance Testing Method" means the prior year testing method unless the Employer elects to use current year testing for determining the actual deferral percentages and actual contribution percentages by checking this line .......

                Note: Whichever testing method is selected (prior year testing or current year testing), it must apply to both the actual deferral percentage test and the actual contribution percentage test.

           B.   Employer

                1.     "Employer," for purposes of the Plan, shall mean:
                          Appalachian Bancshares, Inc.


                2.     The Employer is (indicate whichever may apply):

                       (a)    X    A member of a controlled group of
                            ------ corporations under Section 414(b) of the
                                   Code.

                       (b)         A member of a group of entities under common
                            ------ control under Section 414(c) of
                                   the Code.

                       (c)         A member of an affiliated service group under
                            ------ Section 414(m) of the Code.


                       (d)  ------  A corporation.


                       (e)  ------  A sole proprietorship or partnership.


                       (f)  ------  A Subchapter S corporation.


                       (g)  ------ Other


                3.     Employer's Taxable Year Ends on     12/31
                                                        ------------

                4.     Employer's Federal Taxpayer Identification Number
                       is   58-2242407
                           ------------

                5.     The Plan Number for the Plan is (enter 3-digit number)
                           001
                       -----------

           C.   "Entry Date" means the first day of the (choose 1 or 2):

                1.      X   Calendar month coinciding with or next following
                      ----- the date the Employee satisfies the
                            Eligibility requirements described in Section III.

                2. Calendar quarter (January 1, April 1, July 1, October 1) coinciding with or next following the date the Employee satisfies the Eligibility requirements described in Section III.

           D. "Limitation Year" means the twelve (12) consecutive month period ending (month/day). Note: If no 12 month period is selected, the Limitation Year shall be the Plan Year.

           E. "Member" means an Employee enrolled in the membership of the Plan.

           F.   "Normal Retirement Age" means (choose 1 or 2):

                1.      X   Attainment of age _65_ (select an age not less than
                      ----  55 and not greater than 65).

                2.          Later of:  (i) attainment of age 65 or (ii) the
                      ----- fifth anniversary of the date the Member commenced
                            participation in the Plan.

           G. "Normal Retirement Date" means the first day of the first calendar month coincident with or next following the date upon which a Member attains his or her Normal Retirement Age.

           H.   "Plan Year" means the twelve (12) consecutive month period
                ending on    12/31     (month/day).
                          ------------

           I. "Salary" for benefit purposes under the Plan means (choose 1, 2 or 3):

                1.      X   Total taxable compensation as reported on Form W-2
                      ----- (exclusive of any compensation deferred from a
                            prior year).

                2.    ----- Basic Salary only.


                3.    ----- Basic Salary plus one or more of the following (if

                            3 is chosen, then choose (a) or
                            (b), and/or (c) or (d), whichever shall apply):

                            (a)   ----- Commissions not in excess of $_________

                            (b)   ----- Commissions to the extent that Basic
                                        Salary plus Commissions do not exceed
                                        $_____________

                            (c)   ----- Overtime

                            (d)   ----- Overtime and bonuses


               Note: Member pre-tax contributions to a Section 401(k) plan are always included in Plan Salary.

  III.    Salary Adjustment

          A.   Cafeteria Plan (Section 125) Salary Adjustment.
               Member pre-tax contributions to a Code Section 125 cafeteria plan are to be included in Plan Salary, unless the Employer elects to exclude such amounts by checking this line .

          B.   Transportation Fringe Benefit (Section 132(f)) Adjustment.

               Member pre-tax contributions for qualified transportation fringe benefits under Code Section 132(f) are to be included in Plan Salary, unless the Employer elects to exclude such amounts by checking this line .

  IV.     Highly Compensated Employee Elections

          A.   Top Paid Group Election:

               In determining who is a Highly Compensated Employee, the Employer makes the Top Paid Group election by checking this line X . The effect of this election is that an Employee (who is not a 5% owner at any time during the determination year or the look-back year) with compensation in excess of $80,000 (as adjusted) for the look-back year is a Highly Compensated Employee only if the Employee was in the top-paid group (i.e., the top 20% of Employees ranked on the basis of compensation paid by the Employer) for the look-back year.

          B.   Calendar Year Data Election:

               For determining which Employees are Highly Compensated Employees, the look-back year will be the 12 month period immediately preceding the determination year, except that, for non-calendar year plans, the look-back year will be the calendar year ending within the Plan Year by checking this line.

    V.    Eligibility Requirements

          A. All Employees shall be eligible to participate in the Plan in accordance with the provisions of Article II of the Plan, except the following Employees shall be excluded (choose whichever shall apply):

               1.------ Employees who have not attained age _______ (Insert an age from 18 to 21).

               2.------ Employees who have not completed ______ (1-11, 12 or 24) consecutive months of service.

                     Note: Employers which permit Members to make pre-tax
                           elective deferrals to the Plan (see VII.A.3.) may not elect a 24 month eligibility period.

               3.  X       Employees included in a unit of Employees covered by
                 ------    a collective bargaining agreement, if retirement
                           benefits were the subject of good faith bargaining between the Employer and Employee representatives.

               4.  X       Employees who are nonresident aliens and who
                 ------    receive no earned income from the Employer which
                           constitutes income from sources within the United
                           States.

               5.------    Employees included in the following job
                           classifications:

                           (a)         Hourly Employees
                           (b)         Salaried Employees
                           (c) Flex staff employees (i.e., any Employee who is not a regular full-time or part-time Employee).
                           (d) Short-term Employees ( i.e.; employees who are hired under a written agreement which precludes membership in the Plan and provides for a specific period of employment not in excess of one year).

               6.------ Employees of the following employers which are aggregated under Section 414(b), 414(c) or 414(m) of the Code:


          Note: If no entries are made above, all Employees shall be eligible to participate in the Plan on the later of: (i) the Effective Date or (ii) the first day of the calendar month or calendar quarter (as designated by the Employer in Section II.C.) coinciding with or immediately following the Employee's Date of Employment or, as applicable, Date of Reemployment.

          B. Such eligibility computation period established in Section V(A) above shall be applicable to (choose 1 or 2):

               1.  X      Both present and future Employees.
                 ------
               2.------   Future Employees only.

          C. Such Eligibility requirements established above shall be (choose 1 or 2):

               1.  X      Applied to the designated Employee group on and after
                 ------   the Effective Date of the Plan.


               2.------ Waived for the _____ consecutive month period (may not exceed 12) beginning on the Effective Date of the Plan

          D.   Service Crediting Method for Eligibility (Choose 1, 2 or 3):

               1.------ Not applicable. There is no service required for eligibility.

               2.  X      Hour of service method (Choose a or b):
                 ------

                          (a)    X    The actual number of Hours of Employment.
                              -------
                          (b)    X    190 Hours of Employment for each month in
                              ------- which the Employee completes at least one
                                      hour of Employment.

               3.-----   Elapsed time method.

          E.   Requirements to Commence Allocation of Employer Contributions.

               1. Employer Contributions shall be allocated to Members Accounts in accordance with Article III of the Plan, except that the following Members will not be entitled to Employer contributions (choose (a) or (b) and/or (c)):

                    (a)  ------   No additional requirements apply. (The
                                  eligibility requirements under Section V above apply to Employer Contributions); or

                    (b)  ------   Members who have not attained age ______
                                 (Insert an age from 18-21); and/or

                    (c)    X      Member's who have not completed  12   (1-12)
                         ------   consecutive months of service.

          2. The requirement to commence allocation of Employer Contributions established in this Section E shall apply to all Employer Contributions provided under Section 3.4 of the Plan except: N/A

               (a) ------ Matching contributions
               (b) ------ Basic contributions
               (c) ------ Safe harbor CODA contributions
               (d) ------ Supplemental contributions
               (e) ------ Qualified non-elective contributions
               (f) ------ Profit sharing contributions

               Note: If an Employer contribution type is selected in 2 above, Members will receive Employer contributions based upon the eligibility requirements under Section V above and the provisions of the Plan document for such Employer contribution type.

    VI.   Prior Employment Credit

          A.   Prior Employment Credit: N/A

                Employment with the following entity or entities shall be included for eligibility and vesting purposes:

               Note: If this Plan is a continuation of a Predecessor Plan, service under the Predecessor Plan shall be counted under this Plan.

   VII.   Contributions

          Note: Annual Member pre-tax elective deferrals, Employer matching contributions, Employer safe harbor CODA contributions, Employer basic contributions, Employer supplemental contributions, Employer profit sharing contributions and Employer qualified non-elective contributions, in the aggregate, may not exceed 15% of all Members' Salary (excluding from Salary Member pre-tax elective deferrals).

          A. Employee Contributions (fill in 1 and/or 6 if applicable; choose 2 or 3; 4 or 5):

               1.    X     The maximum amount of monthly contributions a
                  -------  Member may make to the Plan (both pre-tax deferrals and after-tax contributions) is 10 % (1-20) of the Member's monthly Salary.

               2.    X     (Choose a and/or b):
                  -------  (a)    X    A Member may make pre-tax elective
                               ------- deferrals to the Plan, based on
                                       multiples of 1% of monthly Salary, or

                           (b)    X    A Member may make pre-tax elective
                               ------- deferrals to the Plan based on
                                       specified dollar amount.

               3. -------  A Member may not make pre-tax elective deferrals to the Plan.


               4. -------  A Member may make after-tax contributions to the
                           Plan, based on multiples of 1% of monthly Salary.

               5.    X     A Member may not make after-tax contributions to the
                  -------  Plan.

               6.    X     An Employee may allocate a rollover contribution to
                  -------  the Plan prior to satisfying the Eligibility
                           requirements described above.

          B. A Member may change his or her contribution rate with respect to, if made available, pre-tax deferrals and after-tax contributions (choose 1, 2 or 3):

               1. ------- 1 time per pay period.

               2. ------- 1 time per calendar month.

               3.    X    1 time per calendar quarter.
                  -------

          C. Employer Matching Contributions (fill in 1 or 5 as applicable; and if you select 1, then choose 2, 3 or 4):

               1.    X     The Employer matching contributions under 2, 3 or 4
                  -------  below shall be based on the Member's contributions
                          (both pre-tax deferrals and after-tax contributions)
                           not in excess of ____% (1-20 but not in excess of the percentage specified in A.1. above) of the Member's
                           Salary.

               2. -------  The Employer shall allocate to each contributing
                           Member's Account an amount equal to % (not to exceed 200%) of the Member's contributions (both pre-tax deferrals and after-tax contributions) for that month (as otherwise limited in accordance with C.1. above).

               3. -------  The Employer shall allocate to each contributing
                           Member's Account an amount based on the Member's contributions (as otherwise limited in accordance with C.1. above) and determined in accordance with the following schedule:

                                    Years of Employment                   Matching %
                                    -------------------                   ----------
                                     Less than 3                              50%
                                     At least 3, but less than 5              75%
                                     5 or more                               100%

               4. -------- The Employer shall allocate to each contributing
                           Member's Account an amount based on the Member's contributions (as otherwise limited in accordance with C.1. above) and determined in accordance with the following schedule:

                                     Years of Employment                   Matching %
                                     -------------------                   ----------
                                      Less than 3                            100%
                                      At least 3, but less than 5            150%
                                      5 or more                              200%

               5.      X   No Employer matching contributions will be made to
                  -------- the Plan.
          D. Safe Harbor CODA Contributions (Actual Deferral Percentage Test Safe Harbor Contributions)

                    (Complete 1 or 2 below, if applicable):

               1. -------- The Employer shall make a safe harbor Basic Matching
                           Contribution to the Plan on behalf of each Member.

               2. -------- In lieu of safe harbor Basic Matching Contributions, the Employer will make the following contributions for the Plan Year (complete (a) and/or (b)):

                           (a) ------- Enhanced Matching Contributions:

                           The Employer shall make Matching Contributions to the Account of each Member in an amount equal to the sum of:

                                  (i) the Member's 401(k) Deferrals that do not exceed _______ percent of the Member's Salary plus

                                  (ii) _______ Percent of the Member's 401(k)
                                       Deferrals that exceed _______ percent of the Member's Salary and that do not exceed _______ percent of the Member's Salary.

                           Note:     In the blank in (i) and the second blank in
                                     (ii), insert a number that is 3 or greater but not greater than 6. The first and last blanks in (ii) must be completed so that at any rate of 401(k) Deferrals, the Matching Contribution is at least equal to the Matching Contribution receivable if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as deferrals increase. For example, if "4" is inserted in the blank in
                                     (i), (ii) need not be completed.

                           (b) ----- Safe Harbor Nonelective Contributions:

                The Employer will make a Safe Harbor Nonelective Contribution to the Account of each Member in an amount equal to 3 percent of the Member's Salary for the Plan Year, unless the Employer inserts a greater percentage here .

          E.   Employer Basic Contributions (choose 1 or 2):

               1. ------- The Employer shall allocate an amount equal to______%
                          (based on 1% increments not to exceed 15%) of Member's
                           Salary for the month to (choose (a) or (b)):

                          (a) ------- The Accounts of all Members

                          (b) ------- The Accounts of all Members who were
                                      employed with the Employer on the last
                                      day of such month.

               2.   X     No Employer basic contributions will be made to the
                 -------  Plan.

          F.   Employer Supplemental Contributions:

               The Employer may make supplemental contributions for any Plan Year in accordance with Section 3.7 of the Plan.

          G.   Employer Profit Sharing Contributions (Choose 1, 2, 3, 4, or 5):

               1.         No Employer Profit Sharing Contributions will be made
                 -------  to the Plan.

               Non-Integrated Formula

               2.    X    Profit sharing contributions shall be allocated to
                  ------- each Member's Account in the same ratio as each
                          eligible Member's Salary during such Contribution
                          Determination Period bears to the total of such Salary of all eligible Members.

               3. ------- Profit sharing contributions shall be allocated to each eligible Member's Account in the same ratio as each eligible Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) bears to the total of such Salary of all eligible Members.

               Integrated Formula

               4. ------- Profit sharing contributions shall be allocated to each eligible Member's Account in a uniform percentage
                         (specified by the Employer as________%) of each
                          Member's Salary

                           during the Contribution Determination Period ("Base Contribution Percentage") for the Plan Year that includes such Contribution Determination Period , plus a uniform percentage (specified by the Employer as ________%, but not in excess of the lesserof (i) the Base Contribution Percentage and (ii) the greater of (1) 5.7% or (2) the percentage equal to the portion of the Code Section 3111(a) tax imposed on employers under the Federal Insurance Contributions Act (as in effect as of the beginning of the Plan
                           Year) which is attributable to old-age insurance) of each Member's Salary for the Contribution Determination Period in excess of the Social Security Taxable Wage Base ("Excess Salary") for the Plan Year that includes such Contribution Determination
                           Period, in accordance with Article III of the Plan.

               5. -------- Profit sharing contributions shall be allocated to each eligible Member's Account in a uniform percentage (specified by the Employer as ______%) of each Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s), if any, plus a uniform percentage (specified by the Employer as ________%, but not in excess of the lesser of (i) the Base Contribution Percentage and (ii) the greater of (1) 5.7% or (2) the percentage equal to the portion of the Code
                           Section 3111(a) tax imposed on employers under the Federal Insurance Contributions Act (as in effect as of the beginning of the Plan Year) which is attributable to old-age insurance) of each Member's Excess Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) in accordance with Article III of the Plan.

          H.   Allocation of Employer Profit Sharing Contributions:

               In accordance with Section VII, G above, a Member shall be eligible to share in Employer Profit Sharing Contributions, if any, as follows (choose 1 or 2):

               1. A Member shall be eligible for an allocation of Employer Profit Sharing Contributions for a Contribution Determination Period if he or she is eligible to participate in the Plan for the Contribution Determination Period to which the Profit Sharing Contributions relate.

              2.          A Member shall be eligible for an allocation of
                           Employer Profit Sharing Contributions for a
                           Contribution Determination Period only if he or she (choose (a), (b) or (c) whichever shall apply):

                           (a)------- is employed on the last day of the Contribution Determination Period, or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

                           (b)------- completed 1,000 Hours of Employment if the Contribution Determination Period is a period of 12 months (250 Hours of Employment if the Contribution Determination Period is a period of 3 months), or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

                           (c)   X     is employed on the last day of the
                              -------- Contribution Determination Period and, if
                                       such period is 12 months, completed 1,000
                                       Hours of Employment (250 Hours of
                                       Employment if the Contribution
                                       Determination Period is a period of 3
                                       months), or retired, died or became
                                       totally and permanently disabled prior to the last day of the Contribution
                                       Determination Period.

          I. "Contribution Determination Period" for purposes of determining and allocating Employer profit sharing contributions means
               (choose 1,2, 3 or 4):

               1.     X    The Plan Year.
                  --------

               2. -------- The Employer's Fiscal Year (defined as the Plan's
                           "limitation year") being the twelve (12) consecutive month period commencing _________________ (month/day) and ending __________________ (month/day).

               3. -------- The three (3) consecutive month periods that comprise each of the Plan Year quarters.

               4. -------- The three (3) consecutive month periods that comprise each of the Employer's Fiscal Year quarters.
                           (Employer's Fiscal Year is the twelve (12) consecutive month period commencing (month/day) and ending (month/day).)

          J.   Employer Qualified Nonelective Contributions:

               The Employer may make qualified nonelective contributions for any Plan Year in accordance with Section 3.9 of the Plan.

          K.   Top Heavy Contributions:

               If the Plan is determined to be Top Heavy and if Top Heavy Contributions will be made to the Plan, Top Heavy Contributions will be allocated to: (choose 1 or 2 below):

  1.    X    Only Members who are Non-Key Employees.
    --------

  2.-------- All Members.

VIII.     Investments

          The Employer hereby appoints Barclays Global Investors, N.A. to serve as Investment Manager under the Plan. The Employer hereby selects the following Investments to be made available under the Plan (choose whichever shall apply) and consents to the lending of securities by such funds to brokers and other borrowers. The Employer agrees and acknowledges that the selection of Investments made in this Section VIII is solely its responsibility, and no other person, including the Sponsor or Investment Manager, has any discretionary authority or control with respect to such selection process. The Employer hereby holds the Investment Manager harmless from, and indemnifies it against, any liability Investment Manager may incur with respect to such Investments so long as Investment Manager is not negligent and has not breached its fiduciary duties.

            1.    X    Money Market Fund
                -----
            2.    X    Stable Value Fund
                -----
            3.    X    Government Bond Fund
                -----
            4.    X    S&P 500 Stock Fund
                -----
            5.    X    S&P 500/Value Stock Fund
                -----
            6.    X    S&P 500/Growth Stock Fund
                -----
            7.    X    S&P MidCap Stock Fund
                -----
            8.    X    Russell 2000 Stock Fund
                -----
            9.    X    International Stock Fund
                -----
           10.    X    Asset Allocation Funds (3)
                  X    Income Plus
                  X    Growth & Income
                  X    Growth
           11.    X    Appalachian Bancshares, Inc. Stock Fund (the "Employer
                -----  Stock Fund")
           12.  -----  Name of Employer Certificate of Deposit Fund
           13.  -----  NASDAQ 100 Index Fund
           14.  -----  Self-directed Brokerage Account

  IX.     Employer Securities

          A. If the Employer makes available an Employer Stock Fund pursuant to Section VIII of this Adoption Agreement, then voting and tender offer rights with respect to Employer Stock shall be delegated and exercised as follows (choose 1 or 2):

                1. --------- Each Member shall be entitled to direct the Plan
                             Administrator as to the voting and tender or exchange offer rights involving Employer Stock held in such Member's Account,and the Plan Administrator shall follow or cause the Trustee to follow such directions. If a Member fails to provide the Plan Administrator with directions as to voting or tender or exchange offer rights, the Plan Administrator shall exercise those rights as it determines in its discretion and shall direct the Trustee accordingly.

                2.     X     The Plan Administrator shall direct the Trustee
                   --------- as to the voting of all Employer Stock and as to all rights in the event of a tender or exchange offer involving such Employer Stock.

     X.  Investment Direction

          A. Members shall be entitled to designate what percentage of employee contributions and employer contributions made on their behalf will be invested in the various Investment funds offered by the Employer as specified in Section VIII of this Adoption Agreement except:1.The following portions of a Member's Account will be invested at the employer's direction (choose whichever shall apply):

                    a)     X     Employer Profit Sharing Contributions
                      ---------  Shall be invested in:

                                  X  Employer Stock Fund.
                                ----
                                     Employer Certificate of Deposit Fund.
                                ----
                                     Any Investment Fund or Funds offered by the
                                ---- Employer.

                  (b)            Employer Matching Contributions

                                 Shall be Invested in:

                                 --------  Employer Stock Fund.

                      Employer Certificate of Deposit Fund.

                                 -------- Any Investment Fund or Funds offered by the Employer.

                    (c)          Employer Basic Contribution

                                 Shall be invested in:

                                 --------  Employer Stock Fund

                      Employer Certificate of Deposit Fund

                                 -------- Any Investment Fund or Funds offered by the Employer

                    (d)     X    Employer Supplemental Contributions
                        -------- Shall be invested in:

                                   X   Employer Stock Fund
                                 ----- Employer Certificate of Deposit Fund
                                 ----- Any Investment Fund or Funds offered by
                                       the Employer

                     (e) -------- Employer Qualified Nonelective Contributions
                                  Shall be invested in:

                                  ----- Employer Stock Fund

                      Employer Certificate of Deposit Fund

                                  ----- Any Investment Fund or Funds offered by
                                        the Employer

                     (f) -------- Employer Safe Harbor CODA Contributions under
                                  Section 3.14 of the Plan Shall be invested in:

                                  ----- Employer Stock Fund

                      Employer Certificate of Deposit Fund

                                  ----- Any Investment Fund or Funds offered by
                                        the Employer

               2.    X     Amounts invested at the Employer's direction may not
                  -------- be transferred by the Member to any other Investment
                           Fund.

               3. -------- Notwithstanding this election in 2, a Member may transfer such amounts to any other Investment Fund upon (choose whichever may apply):

                           (a)          the attainment of age
                                  -----                       -------
                                       (insert 45 or greater)

                           (b)          the completion of         (insert 10 or
                                  -----                   -------
                                        greater) Years of Employment

                           (c)          the attainment of age plus Years of
                                  ----- Employment equal to         (insert 55
                                        or greater)        ---------
          B.   A Member may change his or her investment direction
              (choose 1,2, or 3):

               1.      X   1 time per business day.
                     ----

               2.          1 time per calendar month.
                     -----

               3.          1 time per calendar quarter.
                     -----

          C. If a Member or Beneficiary (or the Employer, if applicable) fails to make an effective investment direction, the Member's contributions and Employer contributions made on the Member's behalf shall be invested in Money Market Fund (insert one of the Investment Funds selected in Section VIII of this Adoption Agreement).

  XI.     Vesting Schedules

          A.   (Choose 1, 2, 3, 4, 5, 6 or 7)


                                      Schedule                      Years of Employment             Vested %
                                      --------                      -------------------             ---------

                1.                   Immediate                      Upon Enrollment100%
                       -----

                                       14


                2.      X          2-6 Year Graded                  Less than 2                                    0%
                      ----
                                                                    2 but less than 3                             20%
                                                                    3 but less than 4                             40%
                                                                    4 but less than 5                             60%
                                                                    5 but less than 6                             80%
                                                                    6 or more                                    100%

                3.                                                  5-Year Cliff   Less than 5                     0%
                      -----
                                                                    5 or more                                    100%

                4.                                                  3-Year Cliff   Less than 3                     0%
                      -----
                                                                    3 or more                                    100%

                5.                                                  4-Year Graded  Less than 1                     0%
                      -----
                                                                    1 but less than 2                             25%
                                                                    2 but less than 3                             50%
                                                                    3 but less than 4                             75%
                                                                    4 or more                                    100%

                6.                                                  3-7 Year GradedLess than 3                     0%
                      -----
                                                                    3 but less than 4                             20%
                                                                    4 but less than 5                             40%
                                                                    5 but less than 6                             60%
                                                                    6 but less than 7                             80%
                                                                    7 or more                                    100%

                7.               Other                              Less than                                      0%
                      -----
                                                                    but less than                                   %
                                                                    but less than                                   %
                                                                    but less than                                   %
                                                                    but less than                                   %
                                                                    or more                                      100%

         B. With respect to the schedules listed above, the Employer elects (choose 1, 2, 3, 4 and/or 5):

               1. Schedule ----- solely with respect to Employer matching contributions.

               2. Schedule ----- solely with respect to Employer basic contributions.

               3. Schedule ----- solely with respect to Employer supplemental contributions.

               4. Schedule ----- solely with respect to Employer profit sharing contributions.

               5.   Schedule    2   with respect to all Employer contributions.
                              -----

               NOTE: Notwithstanding any election by the Employer to the contrary, each Member shall acquire a 100% vested interest in his Account attributable to all Employer contributions made to the Plan upon the earlier of (i) attainment of Normal Retirement Age,
               (ii) approval for disability or (iii) death. In addition, a Member shall at all times have a 100% vested interest in the Employer Qualified Non-Elective Contributions, if any; Safe Harbor CODA contributions, if any; and in the pre-tax elective deferrals and nondeductible after-tax Member Contributions. Also, if a Plan is determined to be Top Heavy, a different vesting schedule, other than the schedule elected above, may apply.

         C.    Years of Employment Excluded for Vesting Purposes

               The following Years of Employment shall be disregarded for vesting purposes (choose whichever shall apply):

               1.   X   Years of Employment during any period in which neither
                  ----- the Plan nor any predecessor plan was maintained by the
                        Employer.

               2.   X   Years of Employment of a Member prior to attaining age
                  ----- 18.

         D.    Service Crediting Method for Vesting (Choose 1, 2, or 3):

               1. ----- Not Applicable.  Plan provides 100% vesting for all contributions.

               2.   X       Hour of service method (if elected, Years of
                  ------    Service will be substituted for Years of Employment
                            for purposes of this Section XI) (Choose a or b):

                           (a)    X    The actual number of Hours of Employment.
                                -----

                           (b)  -----  190 Hours of Employment for each month in
                                       which the Employee completes at least one
                                       Hour of Employment.

               3. ------    Elapsed time method.

 XII.    Withdrawal Provisions

         A. The following portions of a Member's Account will be eligible for in-service withdrawals, subject to the provisions of Article VII of the Plan (choose whichever shall apply):

               1.   ----- Employee after-tax contributions and the earnings
                          thereon.

                           In-service withdrawals permitted only in the event of
(choose whichever shall apply):

                           (a) ------- Hardship.

                           (b) ------- Attainment of age 59 1/2.

               2.     X    Employee pre-tax elective deferrals and the earnings
                    ------ thereon.

                    Note: In-service withdrawals of all employee pre-tax elective deferrals and earnings thereon as of December 31, 1988 are permitted only in the event of hardship or attainment of age 59 1/2. In-service withdrawals of earnings after December 31, 1988 are permitted only in the event of attainment of age 59 1/2.

               3.     X    Employee rollover contributions and the earnings
                    ------ thereon.

                           In-service withdrawals permitted only in the event of
(choose whichever shall apply):

                           (a)          Hardship.
                                  -----

                           (b)          Attainment of age 59 1/2.
                                  -----

               4.          Employer matching contributions and the earnings
                     ----- thereon.

                           In-service withdrawals permitted only in the event of
(choose whichever shall apply):

                           (a)          Hardship.
                                  -----
                           (b)          Attainment of age 59 1/2.
                                  -----

               5.          Employer basic contributions and the earnings thereon
                     -----

                           In-service withdrawals permitted only in the event of
(choose whichever shall apply):

                           (a)          Hardship.
                                  -----
                           (b)          Attainment of age 59 1/2.
                                  -----

                6.     X   Employer supplemental contributions and the earnings
                     ----- thereon.

                           In-service withdrawals permitted only in the event of
(choose whichever shall apply):

                           (a)     X    Hardship.
                                  ----
                           (b)     X    Attainment of age 59 1/2.
                                  ----

                7.     X   Employer profit sharing contributions and the
                     ----- earnings thereon.

                           In-service withdrawals permitted only in the event of
(choose whichever shall apply):

                            (a)    X    Hardship.
                                  ----
                            (b)    X    Attainment of age 59 1/2.
                                  ----

                 8.         Employer qualified nonelective contributions and
                      ----- earnings thereon.

                      Note: In-service withdrawals of all employer qualified
                            nonelective contributions and earnings thereon are permitted only in the event of attainment of age 59 1/2.

                 9.          Employer safe harbor CODA contributions and
                      -----  earnings thereon.

                      Note: In-service withdrawals of employer safe harbor CODA contributions and earnings thereon are permitted only in the event of attainment of age 59 1/2.

               10.          No in-service withdrawals shall be allowed.
                     -----

         B.    Notwithstanding any elections made in Subsection A of this
               Section XII above, the following portions of a Member's Account shall be excluded from eligibility for in-service withdrawals (choose whichever shall apply):

               1.          Employer contributions, and the earnings thereon,
                    -----  credited to the Employer Stock Fund.
               2.          Employer contributions, and the earnings thereon,
                    -----  credited to the Employer Certificate of Deposit Fund.

               3.          All contributions and deferrals, and the earnings
                    -----  thereon, credited to the Employer Stock Fund.

               4.          All contributions and deferrals, and the earnings
                    ----- thereon, credited to the Employer Certificate of Deposit Fund.

               5.          Other:
                    -----


               Note: A Member's Account will be available for in-service withdrawals upon attaining age 70 1/2 notwithstanding any provisions of this Section XII to the contrary.

XIII.    Distribution Option (choose whichever shall apply)

         1.  X      Lump Sum and partial lump sum payments only.
           -----

         2.         Lump Sum and partial lump sum payments plus one or more of
           -----    the following (choose (a) and/or

                    (b)):

                    (a)         Installment payments.
                          -----
                    (b)         Annuity payments.
                          -----

         3.  X      Distributions in kind of Employer Stock.
           -----

 XIV.    Loan Program (choose 1, 2, 3 or 4, if applicable)

         1.          No loans will be permitted from the Plan.
               -----

         2.      X   Loans will be permitted from the Member's Account.
               -----

         3. Loans will be permitted from the Member's Account, ----- excluding (choose whichever shall apply):

                       (1)          Employer Profit sharing contributions and
                          -----     the earnings thereon.

                       (2)          Employer matching contributions and the
                          -----     earnings thereon.

                       (3)          Employer basic contributions and the
                          -----     earnings thereon.

                       (4)          Employer supplemental contributions and the
                          -----     earnings thereon.

                       (5)          Employee after-tax contributions and the
                          -----     earnings thereon.

                       (6)          Employee pre-tax elective deferrals and the
                          -----     earnings thereon.

                       (7)          Employee rollover contributions and the
                          -----     earnings thereon.

                       (8)          Employer qualified nonelective contributions
                          -----     and the earnings thereon.

                       (9)          Employer safe harbor CODA contributions and
                          -----     the earnings thereon.

                      (10)          Any amounts to the extent invested in the
                          -----     Employer Stock Fund.

                      (11)          Any amounts to the extent invested in the
                          -----     Employer Certificate of Deposit Fund.

               4. Loans will only be permitted from the Member's Account in the case of hardship or financial necessity as defined under Section 8.1 of the Plan.

  XV.    Additional Information

         If additional space is needed to select or describe an elective feature of the Plan, the Employer should attach additional pages and use the following format:

         The following is hereby made a part of Section --- of the Adoption Agreement and is thus incorporated into and made a part of the [Plan Name]


Signature of Employer's
Authorized Representative
                          ------------------------------------------------------


Signature of Trustee
                          ------------------------------------------------------


         Supplementary Page        of [total number of pages].
                            ------

 XVI.    Plan Administrator

         The Named Plan Administrator under the Plan shall be the (choose 1, 2, 3 or 4):

         Note:   Pentegra Services, Inc. may not be appointed Plan Administrator

         1.          Employer
            -------
         2.          Employer's Board of Directors
            -------
         3.    X     Plan's Administrative Committee
            -------

          4.          Other (if chosen, then provide the following information)
               -----


                      Name:
                              --------------------------------------------------
                      Address:
                              --------------------------------------------------
                      Tel No:
                              --------------------------------------------------
                      Contact:
                              --------------------------------------------------

               Note:If no Named Plan Administrator is designated above, the Employer shall be deemed the Named Plan Administrator.

 XVII.    Trustee

          The Employer hereby appoints The Bank of New York to serve as Trustee for all Investment Funds under the Plan except the Employer Stock Fund.

          The Employer hereby appoints the following person(s) or entity to serve as Trustee under the Plan for the Employer Stock Fund.*

          Name:   Appalachian Bancshares, Inc.
                ----------------------------------------------------------------
          Address: 829 Industrial Blvd., P.O. Box G, Ellijay, GA 30540
                ----------------------------------------------------------------
          Telephone No: (706) 276-8000   Contact: Mr. Tracy R. Newton, President
                       ---------------          --------------------------------




                              Signature of Trustee
          (Required only if the Employer is serving as its own Trustee)


          * Subject to approval by The Bank of New York, if The Bank of New York is appointed as Trustee for the Employer Stock Fund.

          The Employer hereby appoints The Bank of New York to serve as Custodian under the Plan for the Employer Stock Fund in the event The Bank of New York does not serve as Trustee for such Fund.

                         EXECUTION OF ADOPTION AGREEMENT

By execution of this Adoption Agreement by a duly authorized representative of the Employer, the Employer acknowledges that it has established or, as the case may be, amended a tax-qualified retirement plan into the Appalachian Bancshares, Inc. Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The Employer hereby represents and agrees that it will assume full fiduciary responsibility for the operation of the Plan and for complying with all duties and requirements imposed under applicable law, including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. In addition, the Employer represents and agrees that it will accept full responsibility for complying with any applicable requirements of federal or state securities law as such laws may apply to the Plan and to any investments thereunder. The Employer further acknowledges that any opinion letter issued with respect to the Adoption Agreement and the Employees' Savings and Profit Sharing Plan - Basic Plan Document by the Internal Revenue Service ("IRS") to Pentegra Services, Inc., as sponsor of the Employees' Savings & Profit Sharing Plan, does not constitute a ruling or a determination with respect to the tax-qualified status of the Plan as adopted by the Employer. Further, the adopting Employer may not rely on an opinion letter issued by the National Office of the IRS as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to Employee Plans Determinations of the Internal Revenue Service Key District Office for a determination letter.

The failure to properly complete the Adoption Agreement may result in disqualification of the Plan and Trust evidenced thereby.

The Sponsor will inform the Employer of any amendments to the Plan or of the discontinuance or abandonment of the Plan by the Sponsor.

Any inquiries regarding the adoption of the Plan should be directed to the Sponsor as follows:

                                     Pentegra Services, Inc.
                                     108 Corporate Park Drive
                                     White Plains, New York  10604
                                     (914) 694-1300


IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be
executed by its duly authorized officer this            day
                                             ----------
of                               , 20     .
   ------------------------------    -----

                          Appalachian Bancshares, Inc.


           By:
                ---------------------------------------------------

                                      Name:

           Title:
                 --------------------------------------------------


1/1/01